UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2020

LIQUIDIA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38601	20-1926605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

Liquidia Technologies, Inc. (the “Company”), a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology, today announced it has rescheduled its special meeting of stockholders (the “Special Meeting”), which was originally scheduled for October 21, 2020, to be held at 4:30 p.m., Eastern Time, on November 13, 2020. The Special Meeting will be a virtual meeting conducted solely online via live webcast and can be attended by visiting www.meetingcenter.io/287587626.

As previously announced, on October 16, 2020, the Company received an unsolicited offer to enter into a License Agreement for the Company’s LIQ861 product candidate (the “Alternative Proposal”). The Alternative Proposal was conditioned upon the Company terminating the Agreement and Plan of Merger, dated as of June 29, 2020, by and among the Company, RareGen, LLC, Liquidia Corporation, Gemini Merger Sub I, Inc., Gemini Merger Sub II, LLC, and PBM RG Holdings, LLC (the “Merger Agreement”). On November 1, 2020, the Company’s board of directors (the “Board of Directors”) determined that the Alternative Proposal does not constitute a Superior Proposal under the Merger Agreement and the Company subsequently informed the counterparty that it is terminating discussions with respect to such Alternative Proposal. Accordingly, the Board of Directors has unanimously reaffirmed its recommendations that the Company’s stockholders vote “FOR”  each proposal being submitted to a vote of the Company’s stockholders at the Special Meeting.

Additional background information related to the Alternative Proposal will be provided to stockholders in a proxy supplement prior to the Special Meeting.

A copy of the press release announcing the rescheduled Special Meeting is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibit
99.1	Press Release of Liquidia Technologies, Inc., dated November 2, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2020	Liquidia Technologies, Inc.

	By:	/s/ Steven Bariahtaris
		Name:	Steven Bariahtaris
		Title:	Interim Chief Financial Officer